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                                                                  EXHIBIT 23

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report on the financial statements of Resna Industries, Inc. for the years ended December 31, 1993 and 1992, included in this Form 8-K/A, into the Company's previously filed Form S-8 Registration Statement File No. 33-86586.

Oakland, California                                         Arthur Andersen LLP
March 27, 1995